Enovis Announces Second Quarter 2024 Results

•Continued strong momentum with second-quarter sales growth of 23% on a reported basis and strong adjusted margin expansion

•Reported second-quarter net loss from continuing operations of $0.34 per share with adjusted net income per diluted share of $0.62

•Advanced strategic goals with solid first half of 2024, slightly ahead of expectations, and set up to accelerate in the second half of the year

WILMINGTON, DE, August 7, 2024 (GLOBE NEWSWIRE)—Enovis™ Corporation (NYSE: ENOV), an innovation-driven medical technology growth company, today announced its financial results for the second quarter ended June 28, 2024. The Company will host an investor conference call and live webcast to discuss these results today at 8:00 am ET.

Second Quarter 2024 Financial Results

Enovis’ second-quarter net sales of $525 million grew 23% on a reported basis and 5% on a Comparable sales basis from the same quarter in 2023. Second-quarter results reflect stable execution in P&R, strong growth in International Recon, and the addition of recent acquisitions – Lima and Novastep. Compared to the same quarter in 2023, net sales in Recon grew 60% on a reported basis, with 7% Comparable sales growth, and P&R grew 2% on a reported basis and 3% on a Comparable sales basis.

Enovis also reported second-quarter net loss from continuing operations of $18 million, or a loss of 3.5% of sales on a reported basis, and adjusted EBITDA of $90 million, or 17.2% of sales on a reported basis, an increase of 190 basis points versus the comparable prior-year quarter.

The Company reported second-quarter 2024 net loss from continuing operations of $0.34 per share and adjusted earnings per diluted share of $0.62.

“We continue to execute against our plan for the year and are off to a great start integrating our transformational Lima acquisition,” said Matt Trerotola, Chief Executive Officer of Enovis. “The progress we have made year-to-date, as well as our robust lineup of important new product introductions, sets us up well for accelerating growth and profitability into 2025 and beyond.”

Second Quarter 2024 Business Highlights

•Received FDA 510k clearance for Arvis 2.0 Shoulder and Altivate Reverse Glenoid system with both launches expected to occur in Q3 2024

•Opened our Business Technology Center in Lisbon to support the digitization of the Company and an improved customer experience

•Celebrated the grand opening of a new manufacturing facility in San Daniele to support the expansion and optimization of our global manufacturing capabilities

•Q2 adjusted EBITDA margin improved 190 basis points year over year, driven by the addition of Lima, product and geographic mix, new product introductions, and execution on key EGX initiatives

2024 Financial Outlook

Enovis narrowed its revenue range and reaffirmed adjusted EBITDA expectations for 2024. Full-year revenue is estimated at $2.08-$2.13 billion, and adjusted EBITDA is forecasted to be $368-$383 million. The Company also raised its full-year adjusted earnings per diluted share guidance from $2.52-$2.67 to $2.62-$2.77.

Conference call and Webcast

Investors can access the webcast via a link on the Enovis website, www.enovis.com. For those planning to participate on the call, please dial (833) 685-0901 (U.S. callers) or +1 (412) 317-5715 (International callers) and ask to join the Enovis call. A link to a replay of the call will also be available on the Enovis website later in the day.

ABOUT ENOVIS

Enovis Corporation (NYSE: ENOV) is an innovation-driven medical technology growth company dedicated to developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows. Powered by a culture of continuous improvement, global talent and innovation, the Company’s extensive range of products, services and integrated technologies fuels active lifestyles in orthopedics and beyond. The Company’s shares of common stock are listed in the United States on the New York Stock Exchange under the symbol ENOV. For more information about Enovis, please visit www.enovis.com.

Availability of Information on the Enovis Website

Investors and others should note that Enovis routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Enovis Investor Relations website. While not all of the information that the Company posts to the Enovis Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in Enovis to review the information that it shares on ir.enovis.com.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, including the potential benefits of the recently completed acquisition of Lima, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks related to Enovis’ recently completed acquisition of Lima; the impact of public health emergencies and global pandemics (including COVID-19); disruptions in the global economy caused by escalating geopolitical tensions including in connection with Russia’s invasion of Ukraine; macroeconomic conditions, including the impact of increasing inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; other impacts on Enovis’ business and ability to execute business continuity plans; and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Measures

Enovis has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations (“Adjusted net income”), Adjusted net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross profit, Adjusted gross profit margin, Comparable sales, Comparable sales growth, and Comparable sales growth on constant currency basis.

Adjusted net income and Adjusted net income per diluted share excludes restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step up costs, property plant and equipment step-up depreciation, strategic transaction costs, stock compensation costs, other income/expense, and it includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents Adjusted net income margin, which is subject to the same adjustments as Adjusted net income.

Adjusted EBITDA represents Adjusted net income excluding interest, taxes, and depreciation and amortization. Enovis presents Adjusted EBITDA margin, which is subject to the same adjustments as Adjusted EBITDA.

Adjusted gross profit represents gross profit excluding the fair value charges of acquired inventory and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as Adjusted gross profit.

Comparable sales adjusts net sales for prior periods to include the sales of acquired businesses (including Lima and Novastep) prior to our ownership from acquisitions that closed in the periods presented and to exclude the net sales of certain non-core product lines that were divested or discontinued, as applicable, during the periods presented.

Comparable sales growth represents the change in Comparable sales for the current period from Comparable sales for the prior year period.

Comparable sales growth on constant currency basis represents Comparable sales growth excluding the impact of foreign exchange rate fluctuations.

Comparable sales, comparable sales growth and comparative sales growth on a constant currency basis are presented for illustrative purposes only and do not and are not intended to comply with Article 11 of Regulation S-X promulgated by the SEC in respect of proforma financial information, and may differ, including materially, from proforma financial statements presented in accordance therewith.

These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Kyle Rose
Vice President, Investor Relations
Enovis Corporation
+1-917-734-7450
investorrelations@enovis.com

Enovis Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Net sales	$525,160	$428,502	$1,041,426	$834,653
Cost of sales	236,277	180,143	454,647	351,229
Gross profit	288,883	248,359	586,779	483,424
Gross profit margin	55.0%	58.0%	56.3%	57.9%
Selling, general and administrative expense	264,100	207,881	519,791	415,046
Research and development expense	23,479	18,918	46,856	37,111
Amortization of acquired intangibles	40,936	32,249	81,867	64,289
Restructuring and other charges	4,587	3,805	17,498	6,440
Operating loss	(44,219)	(14,494)	(79,233)	(39,462)
Operating loss margin	(8.4)%	(3.4)%	(7.6)%	(4.7)%
Interest expense, net	16,969	4,076	36,965	9,728
Other (income) expense, net	(33,836)	753	(9,601)	92
Loss from continuing operations before income taxes	(27,352)	(19,323)	(106,597)	(49,282)
Income tax benefit	(8,908)	(4,713)	(16,312)	(11,826)
Net loss from continuing operations	(18,444)	(14,610)	(90,285)	(37,456)
(Loss) income from discontinued operations, net of taxes	(68)	4,797	(68)	4,485
Net loss	(18,512)	(9,813)	(90,353)	(32,971)
Net loss margin	(3.5)%	(2.3)%	(8.7)%	(4.0)%
Less: net income attributable to noncontrolling interest from continuing operations - net of taxes	126	182	283	374
Net loss attributable to Enovis Corporation	$(18,638)	$(9,995)	$(90,636)	$(33,345)
Net income (loss) per share - basic and diluted
Continuing operations	$(0.34)	$(0.27)	$(1.65)	$(0.70)
Discontinued operations	$—	$0.09	$—	$0.08
Consolidated operations	$(0.34)	$(0.18)	$(1.65)	$(0.61)

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Adjusted Net Income and Adjusted Net Income Per Share
Net loss from continuing operations attributable to Enovis Corporation(1) (GAAP)	$(18.6)	$(14.8)	$(90.6)	$(37.8)
Restructuring and other charges - pretax(2)	4.6	3.8	17.5	6.7
MDR and other costs - pretax(3)	4.5	9.0	9.5	16.8
Amortization of acquired intangibles - pretax	40.9	32.2	81.9	64.3
Inventory step-up and PPE step-up depreciation - pretax(4)	26.1	—	31.2	0.1
Strategic transaction costs - pretax(5)	22.7	5.4	43.5	17.1
Stock-based compensation	7.6	8.9	14.0	15.8
Other (income) expense, net(6)	(33.8)	0.8	(9.6)	0.1
Tax adjustment(7)	(19.6)	(12.0)	(35.2)	(25.5)
Adjusted net income from continuing operations (non-GAAP)	$34.4	$33.4	$62.2	$57.5
Adjusted net income margin from continuing operations	6.6%	7.8%	6.0%	6.9%

Weighted-average shares outstanding - diluted (GAAP)	54,856	54,511	54,772	54,419
Net loss per share - diluted from continuing operations (GAAP)	$(0.34)	$(0.27)	$(1.65)	$(0.70)

Adjusted weighted-average shares outstanding - diluted (non-GAAP)	55,220	54,934	55,248	54,885
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$0.62	$0.61	$1.13	$1.05
__________
(1) Net loss from continuing operations attributable to Enovis Corporation for the respective periods is calculated using Net loss from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes.
(2) Restructuring and other charges includes $— million and $0.3 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2023, respectively.
(3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(4) Includes $23.9 million and $29.0 million in inventory step-up charges and $2.2 million and $2.2 million in PPE step-up depreciation in connection with acquired businesses for the three and six months ended June 28, 2024, respectively. Step-up depreciation costs for such periods primarily relate to the Lima acquisition. For the three and six months ended June 30, 2023, PPE step-up depreciation costs were immaterial and thus were not included as adjustments in the computation of adjusted net income per diluted share.
(5) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.
(6) Other (income) expense, net primarily includes the fair value gain on Contingent Acquisition shares, partially offset by the first quarter of 2024 loss on the non-designated forward currency hedge for managing exchange rate risk related to the Euro-denominated purchase price of the Lima Acquisition.
(7) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 23.7% and 23.2% for the three and six months ended June 28, 2024, respectively, and 17.8% and 19.1% for the three and six months ended June 30, 2023, respectively.

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
	(Dollars in millions)
Net loss from continuing operations (GAAP)	$(18.4)	$(14.6)	$(90.3)	$(37.5)
Income tax benefit	(8.9)	(4.7)	(16.3)	(11.8)
Other (income) expense, net	(33.8)	0.8	(9.6)	0.1
Interest expense, net	17.0	4.1	37.0	9.7
Operating loss (GAAP)	(44.2)	(14.5)	(79.2)	(39.5)
Adjusted to add:
Restructuring and other charges(1)	4.6	3.8	17.5	6.7
MDR and other costs(2)	4.5	9.0	9.5	16.8
Strategic transaction costs(3)	22.7	5.4	43.5	17.1
Stock-based compensation	7.6	8.9	14.0	15.8
Depreciation and other amortization	30.1	20.8	57.3	40.7
Amortization of acquired intangibles	40.9	32.2	81.9	64.3
Inventory step-up	23.9	—	29.0	0.1
Adjusted EBITDA (non-GAAP)	$90.2	$65.7	$173.4	$122.1
Adjusted EBITDA margin (non-GAAP)	17.2%	15.3%	16.7%	14.6%
__________
(1) Restructuring and other charges includes $— million and $0.3 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2023, respectively.
(2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(3) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.

Enovis Corporation
Reconciliation of Gross Margin (GAAP) to Adjusted Gross Margin (non-GAAP)
Dollars in millions
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Net sales	$525.2	$428.5	$1,041.4	$834.7
Gross profit	$288.9	$248.4	$586.8	$483.4
Gross profit margin (GAAP)	55.0%	58.0%	56.3%	57.9%

Gross profit (GAAP)	$288.9	$248.4	$586.8	$483.4
Inventory step-up	23.9	—	29.0	0.1
Restructuring and other charges	—	—	—	0.3
Adjusted gross profit (Non-GAAP)	$312.8	$248.4	$615.8	$483.9
Adjusted gross profit margin (Non-GAAP)	59.6%	58.0%	59.1%	58.0%

Enovis Corporation
Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	June 28, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$35,004	$36,191
Trade receivables, less allowance for credit losses of $14,853 and $9,731	394,736	291,483
Inventories, net	615,037	468,832
Prepaid expenses	40,550	28,901
Other current assets	87,426	71,112
Total current assets	1,172,753	896,519
Property, plant and equipment, net	378,449	270,798
Goodwill	2,353,456	2,060,893
Intangible assets, net	1,380,478	1,127,363
Lease asset - right of use	68,243	63,506
Other assets	88,649	90,255
Total assets	$5,442,028	$4,509,334

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$15,028	$—
Accounts payable	159,832	132,475
Accrued liabilities	343,145	237,132
Total current liabilities	518,005	369,607
Long-term debt, less current portion	1,329,427	466,164
Non-current lease liability	50,455	48,684
Other liabilities	255,203	204,178
Total liabilities	2,153,090	1,088,633
Equity:
Common stock, $0.001 par value; 133,333,333 shares authorized; 54,866,360 and 54,597,142 shares issued and outstanding as of June 28, 2024 and December 31, 2023, respectively	55	55
Additional paid-in capital	2,911,254	2,900,747
Retained earnings	451,835	542,471
Accumulated other comprehensive loss	(76,730)	(24,881)
Total Enovis Corporation equity	3,286,414	3,418,392
Noncontrolling interest	2,524	2,309
Total equity	3,288,938	3,420,701
Total liabilities and equity	$5,442,028	$4,509,334

Enovis Corporation
Condensed Consolidated Statements of Cash Flows
Dollars in thousands
(Unaudited)

	Six Months Ended
	June 28, 2024	June 30, 2023

Cash flows from operating activities:
Net loss	$(90,353)	$(32,971)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	139,167	105,033
Impairment of assets	5,555	—
Stock-based compensation expense	14,102	16,981
Non-cash interest expense	2,558	1,481
Fair value gain on contingent acquisition shares	(20,068)	—
Loss on currency hedges	11,123	—
Deferred income tax expense (benefit)	(19,412)	(107)
Loss on sale of property, plant and equipment	383	533
Changes in operating assets and liabilities:
Trade receivables, net	(24,807)	(25,912)
Inventories, net	1,953	(10,476)
Accounts payable	(6,744)	8,324
Other operating assets and liabilities	(41,840)	(27,326)
Net cash provided by (used in) operating activities	(28,383)	35,560
Cash flows from investing activities:
Purchases of property, plant and equipment and intangibles	(76,333)	(67,248)
Payments for acquisitions, net of cash received, and investments	(758,190)	(98,740)
Payment for settlement of derivatives	(4,645)	—
Net cash used in investing activities	(839,168)	(165,988)
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	400,000	—
Repayments of borrowings under term credit facility	(15,000)	(219,468)
Proceeds from borrowings on revolving credit facilities and other	940,000	370,000
Repayments of borrowings on revolving credit facilities and other	(446,479)	(11,538)
Payment of debt issuance costs	(703)	—
Payments of tax withholding for stock-based awards	(4,772)	—
Proceeds from issuance of common stock, net	1,177	1,385
Deferred consideration payments and other	(7,174)	(1,668)
Net cash provided by financing activities	867,049	138,711
Effect of foreign exchange rates on Cash and cash equivalents	(906)	(87)
Increase (decrease) in Cash, cash equivalents and restricted cash	(1,408)	8,196
Cash, cash equivalents and restricted cash, beginning of period	44,832	24,295
Cash, cash equivalents and restricted cash, end of period	$43,424	$32,491

Supplemental disclosures:
Fair value of contingently issuable shares in business acquisition	$107,877	$—

Enovis Corporation
GAAP and Comparable Net Sales
Change in Sales
Dollars in millions
(Unaudited)

	Three Months Ended			Six Months Ended
	June 28, 2024	June 30, 2023	Growth Rate	June 28, 2024	June 30, 2023	Growth rate
	GAAP			GAAP
	(In millions)
Prevention & Recovery:
U.S. Bracing & Support	$117.5	$115.0	2.2%	$222.1	$219.3	1.3%
U.S. Other P&R	68.0	67.7	0.3%	134.3	130.1	3.2%
International P&R	92.3	90.8	1.6%	180.4	174.8	3.2%
Total Prevention & Recovery	277.8	273.5	1.6%	536.8	524.2	2.4%

Reconstructive:
U.S. Reconstructive	122.1	106.1	15.0%	245.8	209.6	17.2%
International Reconstructive	125.3	48.9	156.4%	258.9	100.8	156.8%
Total Reconstructive	247.4	155.0	59.6%	504.7	310.4	62.6%

Total	$525.2	$428.5	22.6%	$1,041.4	$834.7	24.8%

	Three Months Ended				Six Months Ended
	June 28, 2024	June 30, 2023	Growth Rate	Constant Currency Growth Rate	June 28, 2024	June 30, 2023	Growth Rate	Constant Currency Growth Rate
	Comparable Sales (1)				Comparable Sales (1)
	(In millions)
Prevention & Recovery:
U.S. Bracing & Support	$117.5	$115.0	2.2%	2.2%	$222.1	$219.3	1.3%	1.3%
U.S. Other P&R	68.0	65.3	4.0%	4.0%	131.6	125.2	5.1%	5.1%
International P&R	92.3	89.4	3.2%	4.2%	178.7	172.1	3.8%	4.0%
Total Prevention & Recovery	277.8	269.7	3.0%	3.3%	532.4	516.7	3.0%	3.1%

Reconstructive:
U.S. Reconstructive	122.1	120.7	1.1%	1.1%	245.8	239.6	2.6%	2.6%
International Reconstructive	125.3	111.4	12.5%	13.5%	258.4	229.9	12.4%	11.7%
Total Reconstructive	247.4	232.1	6.6%	7.1%	504.2	469.5	7.4%	7.0%

Total	$525.2	$501.8	4.7%	5.0%	$1,036.6	$986.2	5.1%	5.0%
(1) Comparable sales adjusts net sales for prior periods to include the sales of acquired businesses prior to our ownership from acquisitions that closed after March 31, 2023 and to exclude the sales of divested businesses and certain discontinued Recon products lines in conjunction with the Lima acquisition. The acquired businesses include the Lima and Novastep acquisitions in the Recon segment and the divested business includes a minor product line in the P&R segment.